UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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BANCORP OF NEW JERSEY, INC.
(Name of Registrant as Specified In Its Charter)

NOT APPLICABLE
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BANCORP OF NEW JERSEY, INC.
1365 Palisade Avenue
Fort Lee, New Jersey 07024

April 26, 2017

To Our Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of Bancorp of New Jersey, Inc., or the “Company,” to be held on Thursday, May 25, 2017 at 3:00 PM at the Villa Amalfi Ristorante, 793 Palisade Avenue, Cliffside Park, New Jersey.

At the annual meeting, shareholders will be asked to consider and vote upon: (i) the election of four directors to the Company’s board of directors, each to serve until the 2020 annual meeting of shareholders and until his successor is elected and qualified, (ii) a proposal to approve an Amendment to the Company’s Certificate of Incorporation to provide for 2,500,000 shares of series preferred stock, the terms, conditions and designations of which may be set by the Board of Directors at the time of issuance; (iii) the ratification of the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017, and (iv) any other matters that may properly come before the meeting.

The board of directors of the Company urges you to vote FOR each of the board’s director nominees, FOR the Amendment to the Bank’s Certificate of Incorporation, and FOR the ratification of the appointment of Baker Tilly Virchow Krause, LLP.

On behalf of the board of directors, we urge you to submit your proxy, by mail, telephone or internet as soon as possible, even if you plan to attend the annual meeting.  This will not prevent you from voting in person at the meeting, but will assure that your vote is counted if you are unable to attend.

Your vote is important and your cooperation is appreciated.

Very truly yours,

GERALD A. CALABRESE, JR.	NANCY E. GRAVES
Chairman of the Board	President and Chief Executive Officer

BANCORP OF NEW JERSEY, INC.
1365 Palisade Avenue
Fort Lee, New Jersey 07024

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 25, 2017

Notice is hereby given that the Annual Meeting of Shareholders of Bancorp of New Jersey, Inc., or the “Company,” will be held at the Villa Amalfi Ristorante, 793 Palisade Avenue, Cliffside Park, New Jersey on Thursday, May 25, 2017, at 3:00 PM, for the purpose of considering and voting upon the following matters:

•                                          Election of four directors to the Company’s board of directors, each to serve until the 2020 annual meeting of shareholders and until his successor is elected and qualified;

•                                          An Amendment to the Company’s Certificate of Incorporation provide for 2,500,000 shares of series preferred stock, the terms, conditions and designations of which may be set by the Board of Directors at the time of issuance

•                                          Ratification of the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; and

•                                          Such other  matters as may properly come before the meeting.

Shareholders of record at the close of business on April 12, 2017 are entitled to notice of and to vote at the annual meeting.  Whether or not you contemplate attending the annual meeting, the board of directors of the Company recommends that you submit your proxy by mail, telephone or internet.  You may revoke your proxy at any time prior to its use by delivering to the Company a later dated proxy, by delivering a later dated written notice of revocation to the Company, or by voting your shares in person at the annual meeting.

Important Notice Regarding Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on May 25, 2017

Our proxy statement, annual report to shareholders, proxy card, and directions to attend the annual meeting are available on www.bonj.net.  If you would like to receive proxy materials related to this or any future shareholders meetings, or any of the Company’s filings with the Securities and Exchange Commission or press releases, please email your request to shareholder@bonj.net or call us at (201) 944-8600.

BY ORDER OF THE BOARD OF DIRECTORS

JODI A. ERSALESI
Secretary
April 26, 2017

BANCORP OF NEW JERSEY, INC.
1365 Palisade Avenue
Fort Lee, New Jersey 07024

PROXY STATEMENT FOR ANNUAL MEETING
OF SHAREHOLDERS TO BE HELD ON MAY 25, 2017

This proxy statement is being furnished to shareholders of Bancorp of New Jersey, Inc., referred to as “we,” “us” or “the Company,” in connection with the solicitation by the board of directors of the Company of proxies to be voted at the annual meeting of shareholders to be held at the Villa Amalfi Ristorante, 793 Palisade Avenue, Cliffside Park, New Jersey, at 3:00 PM on Thursday, May 25, 2017, or such later date to which the annual meeting may be adjourned or postponed.

At the annual meeting, you will be asked to consider and vote upon the following matters:

•                                          Election of four directors to the Company’s board of directors each to serve until the 2020 annual meeting of shareholders and until his successor is elected and qualified;

•                                          An Amendment to the Company’s Certificate of Incorporation to provide for 2,500,000 shares of series preferred stock, the terms, conditions and designations of which may be set by the Board of Directors at the time of issuance

•                                          Ratification of the appointment of Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017; and

•                                          Such other matters as may properly come before the meeting.

Information regarding the election of directors and the other proposals is included in this proxy statement.  Shareholders should carefully read this proxy statement.

The first date on which this proxy statement and the enclosed form of proxy are being sent to the shareholders of the Company is on or about April 26, 2017.

ii

INFORMATION ABOUT VOTING

How are proxies being solicited?

This proxy solicitation is being made by and at the direction of the board of directors of the Company, and we will pay all expenses relating to the solicitation.  In addition to the use of the mail, proxies may be solicited personally, by telephone or by other electronic means by officers, directors and employees of the Company and its subsidiary, Bank of New Jersey, or the “Bank,” who will not be compensated for such solicitation activities.  Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to the beneficial owners of shares held of record by such persons, and the Company will reimburse those persons for their reasonable expenses.

What is on the agenda for the annual meeting?

The agenda for the annual meeting includes the election of four directors to the Company’s board of directors, each to serve until the 2020 annual meeting of shareholders and until his successor is elected and qualified, an Amendment to the Company’s Certificate of Incorporation to provide for 2,500,000 shares of series preferred stock, the terms, conditions and designations of which may be set by the Board of Directors at the time of issuance, ratification of the appointment of Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017, and such other matters as may properly come before the annual meeting.  We are not aware of any such other matters that may properly come before the annual meeting at the present time.

Who can vote?

You can vote at the annual meeting if you are a holder of our common stock on the record date.  The record date is the close of business on April 12, 2017.  Each share of common stock you own as of the record date entitles you to one vote for each director to be elected in the election of directors and one vote on any other matter as may properly come before the annual meeting.  As of April 12, 2017, there were 6,357,631 shares of common stock outstanding and entitled to vote.

How do I vote if shares are held directly in my name?

If you hold your shares in registered form and not through a bank, brokerage firm or other nominee, you may vote your shares in one of the following ways:

•                                          By Mail.  If you choose to vote by mail, complete the enclosed proxy, date and sign it, and return it in the postage-paid envelope provided.

•                                          In Person.  If you choose to vote in person, come to the annual meeting and cast your vote.  If you attend the meeting, you may vote your shares in person even if you have previously submitted a proxy.

•                                          Telephonic voting.  If you choose to vote by telephone, call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call, and use the company number and account number shown on your proxy card.

•                                          Internet Voting.  If you choose internet voting, visit www.voteproxy.com and follow the on-screen instructions.  Have your proxy card available when you access the web page, and use the company number and account number shown on your proxy card.

You may submit your proxy by telephone or via internet until 11:59PM EDT the day before the meeting.

How do I vote if shares are held in street name or through a bank, brokerage firm or other nominee?

If you hold your shares in street name or through a bank, brokerage firm or other nominee, you will need to vote your shares by providing voting instructions to your bank, brokerage firm or other nominee, in accordance with the voting instruction form provided to you by your bank, brokerage firm or other nominee, or by obtaining a legal proxy from your bank, brokerage firm or other nominee authorizing you to vote those shares at the annual meeting.  Only with a legal proxy from your bank, brokerage firm or other nominee can you cast your vote in person at the annual meeting.

How will my proxy be voted?

If you hold your shares directly in your name, unless you indicate differently on your proxy, we plan to vote signed and returned proxies FOR the election of each of the board’s director nominees named in this proxy statement, FOR the Amendment to the Company’s Certificate of Incorporation to provide for 2,500,000 shares of series preferred stock, the terms, conditions and designations of which may be set by the Board of Directors at the time of issuance, and FOR the ratification of the appointment of Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

If you hold your shares of the Company’s common stock in “street name” (that is, through a broker or other nominee), under applicable rules, brokers have the discretion to vote on routine matters, such as the ratification of the appointment of independent registered public accounting firms, but do not have discretion to vote on non-routine matters.  Among others, uncontested elections of directors, matters related to executive compensation, and matters related to corporate governance are considered non-routine.  If you hold your shares in street name, but do not give your broker or other nominee instructions on how to vote your shares, votes may not be cast on your behalf.  If your broker or other nominee submits a proxy but does not vote your shares on a particular proposal because it has not received voting instructions from you, your shares will be considered to be “broker non-votes” with regard to that matter.

At or after the annual meeting, a judge of elections will tabulate ballots cast by shareholders present and voting in person and votes cast by proxy.

What is a broker non-vote?

A broker non-vote occurs when a bank or brokerage firm holding shares on behalf of a shareholder does not receive voting instructions from the shareholder by a specified date before the annual meeting and the bank or brokerage firm is not permitted to vote, or otherwise does not vote, those undirected shares on specified matters.  Thus, if you do not give your broker specific instructions, your shares may not be voted on those matters (so-called “broker non-votes”) and will not be counted in determining the number of shares necessary for approval.  Broker non-votes are not considered to be votes cast and, therefore, generally have no effect on the outcome of elections of directors or other matters which are determined based on votes cast.  Shares represented by “broker non-votes” will be counted, however, in determining the number of shares of common stock represented in person or by proxy and entitled to vote.

Can I revoke my proxy or change my vote after submitting my proxy?

Yes.  Any shareholder giving a proxy has the right to attend the annual meeting and vote in person.  A proxy may be revoked prior to the annual meeting if a later-dated proxy or a written revocation is sent to the Company at Bancorp of New Jersey, Inc., 1365 Palisade Avenue, Fort Lee, New Jersey  07024, Attn.: Secretary, and received prior to the annual meeting.  In addition, a proxy may be revoked at the annual meeting by filing a later-dated proxy or by filing a written notice of such revocation with the Secretary of the Company or the judge of election at the annual meeting prior to the voting of such proxy.

What constitutes a quorum at the annual meeting and how are votes counted?

We need a quorum of shareholders to hold a valid annual meeting.  A quorum will be present if at least a majority of the outstanding shares of common stock are represented in person or by proxy at the annual meeting.  Abstentions and broker non-votes are counted as present for the purpose of establishing a quorum.

How many votes are required for approval of the proposals?

Directors are elected by a plurality vote of shares of common stock cast in person or by proxy at the annual meeting, provided that a quorum is present.  A “plurality” means that the individuals who receive the largest number of affirmative votes cast are elected as directors up to the maximum number of directors to be chosen at the annual meeting.  Because the election of directors is based on a plurality of the votes cast, abstentions and broker non-votes have no effect on the outcome of the vote.  Votes that are withheld from a director nominee will have no effect on the count of votes received or the results of the plurality vote.  Shareholders are not entitled to cumulative voting in the election of directors.

The affirmative vote of the holders of a majority of the votes cast, provided that a quorum is present, is required to approve the amendment to the Company’s Certificate of Incorporation and to ratify the appointment of Baker Tilly Virchow Krause, LLP      as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.  Abstentions and broker non-votes on these proposals are not considered votes cast and, as such, will have no effect on the outcome of the proposal.

How many votes are required for any other proposals that may properly come before the annual meeting?

Any other proposals that may properly come before the annual meeting will be approved if a majority of the votes cast are voted in favor of the action, unless the question is one upon which a larger or different vote is required by express provision of law or by our certificate of incorporation or our bylaws.  Abstentions and broker non-votes on such other proposals are not considered votes cast on the proposals and, as such, have no effect on the outcome of any proposals which would be approved based on votes cast.  We are not aware of any such other proposals that may properly come before the annual meeting at the present time.

ELECTION OF DIRECTORS

Our certificate of incorporation and bylaws provide that the number of directors constituting the entire board will be between five (5) and twenty-five (25), with the exact number to be determined from time to time by the board of directors.  The number of directors constituting our entire board is currently fixed at twelve (12).

Our certificate of incorporation and bylaws also provide that the directors will be divided into three classes, as nearly equal in number as possible, in respect to the time for which they severally hold office.  At each annual meeting of shareholders, only one class of directors is to be elected and each class of directors so elected will serve for a term of approximately three years.

It is intended that the proxies solicited by the board of directors will be voted FOR the four director nominees named below (unless the shareholder otherwise directs).  If, for any reason, any nominee becomes unavailable for election or service on the board, the proxy solicited by the board of directors will be voted for such substituted nominee as is selected by the board of directors.  The board has no reason to believe that any of the named nominees are not available or will not serve if elected.

2017 Director Nominees

The board has nominated incumbent directors Joel P. Paritz, Christopher M. Shaari, MD, Anthony Siniscalchi, and Mark Sokolich for election to the board of directors at the 2017 annual meeting of shareholders, each to serve until the 2020 annual meeting of shareholders and until his successor is elected and qualified.

The names of the director nominees and certain information about them are set forth below:

Joel P. Paritz, 73, is a Certified Public Accountant with over 35 years’ experience in all facets of accounting, including external and internal audit of Banks and other financial institutions.  He is President and Head of the Tax and Banking Departments at Paritz & Company, P.A., located in Hackensack, New Jersey.  He is a member of the New Jersey and New York State Society of Certified Public Accountants and of the American Institute of Certified Public Accountants, Securities and Exchange Commission Practice Section.  He qualifies as an “audit committee financial expert” under the rules and regulations of the SEC, and therefore, has served on the Audit Committee since inception.  He has been an organizer and director of the Bank and the Company since 2006.  Mr. Paritz’s education and business experience, as well as his status as an “audit committee financial expert,” led to the conclusion he should serve as a member of the Board of Directors.

Christopher M. Shaari, MD, 49, is an organizer and director of the Bank and the Company since 2006.  He is a practicing physician in the field of Otolaryngology, head and neck surgery.  With his office in Hackensack, New Jersey, he is actively affiliated with Hackensack University Medical Center.  Dr. Shaari’s experience and commitment to serve the local community led to the conclusion he should serve as a member of the Board of Directors.

Anthony Siniscalchi, 58, is a partner and co-founder of A.Uzzo & Co., CPA’s P.C.  He is licensed as a Certified Public Accountant in the states of New York and New Jersey and is a member of the American Institute of Certified Public Accountants and the New York and New Jersey State Society of Certified Public Accountants.  He specializes in the manufacturing, distribution, real estate, and financial services industries.  Mr. Siniscalchi qualifies as an “audit committee financial expert” under the rules and regulations of the SEC, and therefore, qualifies to serve as our Chairman of the Audit Committee.  Mr. Siniscalchi has been an organizer and director of the Bank and the Company since 2006 and has served as Audit Committee Chairman since that time.  Mr. Siniscalchi’s education and business experience, as well as his status as an “audit committee financial expert,” led to the conclusion he should serve as a member of the Board of Directors.

Mark Sokolich, 53, is an attorney and Managing Partner of Mark Sokolich, Esq., a Fort Lee, New Jersey law firm.  Mr. Sokolich has represented various banking clients in commercial and residential real estate closing, work-out negotiations, and general research relating to banking law.  He is an organizer and director of the Bank and the Company since 2006.  A life-long Fort Lee resident, he has been Mayor of the Borough of Fort Lee since 2008 and is a former councilman.  He is a member of the Fort Lee Chamber of Commerce and the Fort Lee Rotary Club, as well as a member of the Bergen County and New Jersey Bar Associations.  He is a founder of the Fort Lee Flag Football Association and a director of the Fort Lee Little League.  His legal expertise, knowledge of real estate law and the local real estate market, as well as his commitment to serve the local community led to the conclusion he should serve as a member of the Board of Directors.

Continuing Directors

The names of our directors, whose current terms will continue after the 2016 annual meeting of shareholders, and certain information about them, are set forth below:

Term Expiring In 2018

Michael Bello, 53, has been an insurance agent for over 25 years and is President of the Michael Bello Insurance Agency in Cliffside Park, New Jersey.  A lifelong Bergen County resident, he has several real estate investments in Bergen County as well as being an organizer and director of the Bank and the Company since 2006.  He has previously served as a member of the Compensation Committee.  Mr. Bello is a member of the Professional Insurance Agents of New Jersey and a member of several civic and business organizations in the local area.  His business experience, knowledge of the local economy and real estate market, and his service to the local communities led to the independent directors’ conclusion that he should serve as a member of the Board of Directors.

Jay Blau, 71, is a private investor with a background in institutional sales of securities.  In 1977, he founded Dynamic Designs, which became a world supplier of injection molded plastic, fiberglass and polyurethane foam flower pots to major retailers.  Dynamic Designs was sold to Winpoint Capital, a Chicago private equity firm in November, 2002.  Today, he serves as President and CEO of Imperial Sales & Sourcing Inc., a consultant to the retail home and garden distribution industry.  He was an organizer of the Bank and the Company since 2006.  He currently serves as Chair of the Bank’s Loan Committee.  Mr. Blau’s business background and experience led to the independent directors’ conclusion that he should serve as a member of the Board of Directors.

Albert L. Buzzetti, 48, is an attorney in the states of New York and New Jersey and Managing Partner of A. Buzzetti and Associates, LLC, an Englewood Cliffs, New Jersey law firm.  Mr. Buzzetti represents numerous real estate investors and has represented various banking clients in commercial real estate closings and work out negotiations.  He is an organizer and director of the Bank and the Company and has been a member of the Bank’s Loan Committee since inception as well as the Bank’s Executive Committee since 2008.  He has been Vice Chairman of the Board since April 2014.  Mr. Buzzetti’s contacts in the business community, business acumen, and knowledge of real estate law and the local real estate market led to the independent directors’ conclusion that he should serve as a member of the Board of Directors.

Gerald A. Calabrese, Jr., 67, is President of Century 21, Calabrese Realty and has been a director of the Bank and the Company since 2007.  Mr. Calabrese has been Chairman of the Board since January, 2014, and served as interim president and chief executive officer from March 18, 2016 to April 5, 2016.  Prior to joining the boards of directors of Bancorp of New Jersey, Inc. and Bank of New Jersey, Mr. Calabrese served as a director of Interchange Financial Services Corporation between 2003 and 2007, and as a director of Bridge View Bancorp from 1989 until its sale to Interchange Financial in 2003He has served as an Executive Committee member and as a Loan Committee member for Bank of New Jersey since his appointment.  Mr. Calabrese is a member of various local and civic organizations with the Bergen County community.  Mr. Calabrese’s experience as a businessman, his knowledge of the New Jersey real estate market, his commitment to the local community, and his past experience as a director of two financial institutions led to the independent directors’ conclusion that he should serve as a member of the Board of Directors.

Stephen Crevani, 75, is an organizer and director of the Bank and Company since 2006.  Mr. Crevani has been in the reinforced concrete business for over 35 years.  He is the founder, and is currently the President, of Aniero Concrete, Hackensack, New Jersey, since 1970.  He is also President of World Towers Building Association and owns and operates a training center for standard-bred horses.  He is a member of the New York and New Jersey Trotting Associations and has received awards from the American Concrete Institute and the New Jersey Concrete Institute.  The independent directors concluded that Mr. Crevani should serve as a member of the Board of Directors based upon his business experience and his knowledge of the local community, including its real estate market.

Term Expiring In 2019

Nancy E. Graves, 64, is a career financial services executive and was appointed as a director and the President and Chief Executive Officer of the Company and the Bank on April 5, 2016.  Prior to joining us, Ms. Graves was the President, CEO and Director of Pascack Community Bank and Pascack Bancorp, Inc., from May 2013 to January 2016.  During her tenure at Pascack Community Bank, its performance improved year-over-year resulting in a successful merger into Lakeland Bank in January 2016.  Ms. Graves was appointed by the Governor Christie Administration to lead the Office of Depositories, Division of Banking in the New Jersey Department of Banking and Insurance, and served in that capacity from 2010 to May 2013. In that position, she was responsible for: the supervision and regulation of more than eighty New Jersey state-chartered community banks, trust and holding companies representing approximately $60 billion in assets, applications (mergers, acquisitions, charter and stock conversions), surveillance (financial performance and monitoring), and approximately $17 billion in the Government funds program.  Ms. Graves served on the New Jersey Economic Development Authority Board, Loan and Audit Committees, New Jersey Banking Advisory Board: Chair and NJ Office of Homeland Security, Financial Sector Working Group. For more than twenty years Ms. Graves held executive banking and financial services positions including financial consultant, Chief Operating Officer & Executive Vice President for a $2.5 billion New Jersey savings bank and Senior Vice President of a $2 billion St. Louis commercial bank.  Her leadership included operating and revenue responsibilities.  Ms. Graves was elected to the State Board of Directors of Junior Achievement of New Jersey in 2013, a non-profit that reached more than 60,000 students last year. She was recognized by the Boys & Girls Clubs of Hackensack/Lodi as the 2014 Woman of the Year for her community leadership and executive achievements.  Her extensive experience in banking, including as a chief executive officer, as a regulator, and with strategic transactions, led to the conclusion that she should serve as a member of the Board of Directors.

Anthony M. LoConte, 59, is President and Chief Executive Officer of Anthony L &S, LLC and has been in the business of shoe importing and distribution for over 20 years.  Mr. LoConte also owns and operates his own real estate portfolio, including within the local Bergen County community.  He was an organizer of the Bank and has been a director of the Bank and the Company since 2006.  He has served on the Company’s Compensation Committee since its inception.  Mr. LoConte is a resident of Bergen County and his extensive experience as a real estate investor within the market, his knowledge of the local real estate environment, and his business acumen led to the conclusion he should serve as a member of the Board of Directors.

Rosario Luppino, 83, has been a General Contractor and Real Estate Developer in New Jersey for over 50 years.  He is noted for his development of high rise residential developments in Fort Lee and Hackensack, New Jersey.  He is involved in numerous charitable organizations.  He is a member of the Englewood Cliffs, NJ UNITI Club and the Greater Fort Lee Chamber of Commerce, where he is a past Man of the Year recipient.  He has been a director and organizer of the Bank and the Company since 2006.  The combination of Mr. Luppino’s experience as a businessman, his commitment to the local community, and his extensive knowledge of the local real estate market, led to the conclusion he should serve as a member of the Board of Directors.

No director of the Company is also a director of a company having a class of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended, referred to as the “Exchange Act,” or subject to the requirements of Section 15(d) of such act, or any company registered as an investment company under the Investment Company Act of 1940.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF ITS NOMINEES TO THE BOARD OF DIRECTORS OF THE COMPANY TO SERVE UNTIL THE 2020 ANNUAL MEETING OF SHAREHOLDERS AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIES.

APPROVAL OF AMENDMENT TO OUR CERTIFCATE OF INCORPORATION TO

PROVIDE AUTHORITY TO ISSUE UP TO 2,500,000 SHARES OF BLANK CHECK

PREFERRED STOCK

Our board of directors has approved an amendment to our Certificate of Incorporation, which we refer to as the “Preferred Stock Amendment,” to provide authority to issue up to 2,500,000 shares of blank check preferred stock and has directed that the Preferred Stock Amendment be submitted to stockholders for approval at the Annual Meeting. The Preferred Stock Amendment has the effect of creating a new class of stock: blank check preferred.

The proposed Preferred Stock Amendment is set forth in Exhibit A to this Proxy Statement.

Authority to Issue Blank Check Preferred Stock

Currently, we are not authorized to issue any shares of preferred stock. The Preferred Stock Amendment authorizes our board of directors to issue, from time to time, up to 2,500,000 shares of blank check preferred stock with such designations, powers, preferences and rights as may be determined from time to time by our board of directors. This means that, if the Preferred Stock Amendment is approved, except as may be required by law or the rules of the NYSE MKT, no further stockholder approval would be required prior to the issuance of shares of preferred stock authorized by the Preferred Stock Amendment. For example, under the rules of the NYSE MKT, in certain circumstances stockholder approval is required for any potential issuance of 20% or more of our outstanding shares of common stock (including upon conversion of convertible preferred stock) or 20% or more of the voting power outstanding before such issuance.

Benefits to the Company of Authorized Blank Check Preferred Stock

Our board of directors believes it is in the best interests of the Company to authorize blank check preferred stock so as to enhance our flexibility to consider and respond to future business needs and opportunities as they arise from time to time, including

•                  public or private offerings of shares for cash,

•                  potential strategic transactions, including, among other things, acquisitions, strategic partnerships, joint ventures, restructurings, business combinations and investments,

•                  the pursuit of financing opportunities, and

•                  other corporate purposes.

We cannot provide assurances that any such transactions will (i) be consummated on favorable terms or at all, (ii) enhance stockholder value or (iii) not adversely affect our business or the trading price of our common stock.

The authorization of the blank check preferred stock will not have any immediate effect on the rights of existing stockholders. However, in connection with the issuance of preferred stock, our board of directors would have the authority to designate and issue series of our preferred stock with dividend, liquidation, conversion, voting or other rights that may be superior to those of our common stock. The effects of the issuance of preferred stock upon holders of our common stock may include, among other things: (1) a preference in the payment of dividends to holders of preferred stock, which may restrict our ability to declare dividends on our common stock; (2) dilution of voting power if holders of preferred stock are given voting rights; (3) dilution of equity interests and voting power if the preferred stock is convertible, and converted into, common stock; or (4) a preference in payments upon liquidation to holders of preferred stock, which may limit liquidation payments on our common stock.

The Preferred Stock Amendment has been prompted by business and financial considerations. Although the board has no intention to issue preferred stock, at the current time, the board may approve the issuance or use of preferred stock for capital raising, financing and acquisition needs or other opportunities presented to it from time to time.   Any issuance of preferred stock may have anti-takeover effects, as discussed in more detail below.

If stockholders do not approve the Preferred Stock Amendment there will be no immediate impact on the Company or the rights of existing stockholders. However, failure to approve the Preferred Stock Amendment will limit our future options with respect to capital raising, financing transactions and acquisitions and impact our competitive position.

We do not have any plans, commitments, arrangements, understandings or agreements, whether written or oral, to issue any of the shares that will be newly available following the approval of the proposed authority to issue up to 2,500,000 shares of blank check preferred stock.

Effectiveness of Preferred Stock Amendment

The Preferred Stock Amendment will become effective once it is approved at the Annual Meeting and filed with the Division of Taxation of the State of New Jersey. Upon filing, our board of directors will have authority to issue up to 2,500,000 shares of blank check preferred stock, and the authority to establish, from time to time, classes or series of preferred stock and to fix the rights, preferences, privileges and restrictions granted to or imposed upon any series of preferred stock, including dividend rates and preferences, conversion provisions, voting rights, redemption provisions, liquidation rights and preferences, preemption rights, maturity dates and other matters.

Potential Anti-Takeover Effect of the Proposed Preferred Stock Amendment

The Preferred Stock Amendment is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in our Certificate of Incorporation or Bylaws in effect on the date of this Proxy Statement. However, our stockholders should note that the authority of our board of directors to issue preferred stock and to establish, from time to time, classes or series of preferred stock and to fix the rights, preferences, privileges and restrictions granted to or imposed upon any series of preferred stock, could make any attempt to gain control of the Company or the board of directors more difficult or time-consuming. Although our board of directors currently has no intention of doing so, shares of preferred stock could be issued by the board of directors to dilute the percentage of stock owned by any stockholder and increase the cost of, or the number of, voting shares necessary to acquire control of the board.

Our board of directors did not propose this Preferred Stock Amendment for the purpose of discouraging mergers, tender offers, proxy contests, solicitation in opposition to management or other changes in control. We are not aware of any specific effort to accumulate our common stock or obtain control of us by means of a merger, tender offer, solicitation or otherwise. We have no present intention to use the authority to issue blank check preferred stock for anti-takeover purposes.

Vote Required

The affirmative vote of a majority of the voting power of the shares of common stock will be required to approve the Preferred Stock Amendment.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO PROVIDE THE AUTHORITY TO ISSUE UP TO 2,500,000 SHARES OF BLANK CHECK PREFERRED STOCK.

RATIFICATION OF THE APPOINTMENT OF BAKER TILLY VIRCHOW KRAUSE, LLP

AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017

The Audit Committee has appointed the firm of Baker Tilly Virchow Krause, LLP to act as our independent registered public accounting firm and to audit our consolidated financial statements for the fiscal year ending December 31, 2017. This appointment will continue at the pleasure of the Audit Committee and is presented to the stockholders for ratification as a matter of good governance. In the event that this appointment is not ratified by our stockholders, the Audit Committee will consider that fact when it selects independent auditors for the following fiscal year.

Baker Tilly Virchow Krause, LLP has served as our independent registered public accounting firm since June 28, 2016, and one or more representatives of Baker Tilly Virchow Krause, LLP will be present at the Annual Meeting. These representatives will be provided an opportunity to make a statement at the Annual Meeting if they desire to do so and will be available to respond to appropriate questions from stockholders.

Prior to June 28, 2016, and for the two fiscal years immediately prior, BDO USA, LLP served as the Company’s independent registered public accounting firm.

The following table sets forth a summary of the fees billed or expected to be billed to the Company by (i) BDO USA, LLP for professional services rendered for the year ended December 31, 2015 and (ii) Baker Tilly Virchow Krause, LLP and BDO USA, LLP for professional services rendered for the year ended December 31, 2016.

Fee Category	2016	2015
Audit Fees(1)	$137,965	$122,500
Audit-Related Fees(2)	—	13,000
Tax Fees(3)	19,000	21,500
All Other Fees(4)	8,500	24,624
Total Fees	$165,465	$177,280

(1) Audit Fees consist of the aggregate fees including expenses billed for professional services rendered by Baker Tilly Virchow Krause, LLP and / or BDO USA, LLP, as the case may be, for the audit of our annual financial statements and review of financial statements included in our quarterly reports on Form 10-Q, or services that are normally provided by Baker Tilly Virchow Krause, LLP and /or BDO USA, LLP, as the case may be, in connection with statutory and regulatory filings or engagements.

(2) Audit-Related Fees consist of the aggregate fees including expenses billed for assurance and related services by Baker Tilly Virchow Krause, LLP and /or BDO USA, LLP, as the case  may be, that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.”

(3) Tax Fees consist of the aggregate fees billed for professional services rendered by Baker Tilly Virchow Krause, LLP and / or BDO USA, LLP, as the case may be, for tax compliance, tax advice, and tax planning.

(4) All Other Fees consist of the aggregate fees including expenses billed for products and services provided by Baker Tilly Virchow Krause, LLP and / or BDO USA, LLP, as the case  may be and as applicable, other than the services reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees.”

The audit committee’s charter includes a formal policy concerning the pre-approval of audit and non-audit services (including the fees and terms thereof) to be provided by our independent registered public accounting firm, subject to the de minimis exception for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which are approved by our audit committee prior to the completion of the audit.  The policy requires that all services to be performed by our independent registered public accounting firm, including audit services, audit-related services and permitted non-audit services, be pre-approved by the audit committee.  The chairperson of the audit committee is authorized to execute any engagement letter or agreement with the independent registered public accounting firm for and on behalf of the Company.  All services rendered by Baker Tilly Virchow Krause, LLP were permissible under applicable laws and regulations, and the audit committee pre-approved all audit, audit-related and non-audit services performed by Baker Tilly Virchow Krause, LLP during 2016 and BDO USA, LLP during 2015.  The audit committee has considered whether the provision of services after the audit services (as specified above) is compatible with maintaining the independence of BDO USA, LLP and has determined that provision of such services has not adversely affected the firm’s independence.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF BAKER TILLY VIRCHOW KRAUSE, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017.

BOARD OF DIRECTORS AND COMMITTEES

Director Independence

Our common stock is listed on the national securities exchange of NYSE MKT LLC.  Accordingly, we have determined the independence of the members of our board of directors and board committees by reference to the corporate governance listing standards of NYSE MKT.  Under these independence standards, a majority of our current directors Michael Bello, Jay Blau, Stephen Crevani, Anthony M. LoConte, Joel P. Paritz, Christopher M. Shaari, and Anthony Siniscalchi, were determined to be independent.  In determining independence, the board considered certain amounts paid for legal, insurance agency and office space provided by certain directors or entities in which they have interests, and determined that such transactions and relationships would not interfere with the directors’ exercise of independent judgment in carrying out the responsibilities of a director.

Current members of our board of directors who were determined to be not independent were, Albert L. Buzzetti, Mark Sokolich, Gerald A. Calabrese, Jr. and Rosario Luppino.  President and chief executive officer, Nancy E. Graves, was also determined to be not independent.

Three of the four members of our audit committee in 2016 were determined to be independent based on the additional independence requirements that apply to members of the audit committee .  The Company determined that although Mr. Bello satisfied the criteria for independence set forth in NYSE MKT Rule 803A(2), he did not meet the heightened requirements for audit committee members set forth in NYSE MKT Rule 803B(2) and Rule 10A-3 under the Securities Exchange Act of 1934, as amended due to the payment of a  de minimus amount of commissions to an insurance agency owned by  Mr. Bello.   Mr. Bello resigned on April 7, 2017 from the Audit Committee.  The board of directors appointed Mr. Jay Blau as his replacement on the Audit Committee.

All of the members of our compensation committee were determined to be independent.  The independent members of our board of directors functioned as our nominating committee in 2016 and in connection with nominations for the 2017 annual meeting.

Board Meetings

During 2016, the board of directors held 16 meetings.  Additionally, there was one formal meeting of the independent directors.  All of our directors attended at least 75 percent of board meetings and meetings of committees of the board on which such directors served, except for Messrs. Michael Bello, and Christopher Shaari, who attended 68%, and 71% of the aggregate of all such meetings, respectively.   We have no formal policy with respect to director attendance at our annual meeting of shareholders.  All of our directors, except Anthony LoConte attended the Company’s 2016 annual meeting of shareholders.

Board Leadership Structure and Role in Risk Oversight

Since 2013, we have maintained a board leadership structure in which different individuals serve as principal executive officer and chairman of the board.  Our former principal executive officer, Michael Lesler, resigned his position effective March 18, 2016, and our Chairman of the Board, Gerald A. Calabrese, Jr. briefly served as interim Chief Executive Officer and President of the Company and the Bank.  On April 5, 2016, our board of directors appointed Nancy E. Graves President and Chief Executive Officer of the Company and the Bank, returning us to our historical structure of separating the roles of principal executive officer and chairman of the board.

The boards of directors of both the Company and the Bank are currently comprised of 12 directors, of whom seven are independent under NYSE MKT listing standards.  The independent directors meet as necessary to fulfill their responsibilities, and at least annually in executive session without the presence of non-independent directors and management.  Anthony Siniscalchi, one of our independent directors, has been selected to lead those meetings.

The Company board of directors has standing audit and compensation committees.  The board of directors of the Bank has also designated several standing committees, including an executive committee, loan committee, and asset/liability committee.  Each committee of the Company and the Bank oversees risk within its area of responsibility.  For example, the audit committee oversees risks and exposures associated with financial matters, particularly financial reporting, tax, accounting, disclosure, internal control over financial reporting, financial policies, investment guidelines and credit and liquidity matters, the loan committee oversees risks relating to our lending activities, and the asset/liability committee oversees risks relating to liquidity and interest rates.  Our board of directors and executive committee oversee all identified material risks and are responsible for risk management.  Our full board engages in discussions of risk management and receives any reports on risk from executive management, other company officers, and from board committees as appropriate.

The Board believes that our leadership structure is most appropriate given our board and risk profile, and our board’s role in monitoring execution of our strategic plan and the risk elements associated with such execution.  Given the independent roles that both the board and management have in monitoring risk, we believe that the current leadership structure provides effective oversight of the risk management function.

Compensation As It Relates to Risk Management

The compensation committee of our board of directors oversees compensation policy and the compensation packages of our executive officers.  Other than our equity incentive plans, and awards under those plans, we do not have any incentive based compensation.  Our compensation committee did review the compensation of our executive officers and none individually, or taken together, was reasonably likely to have a materially adverse effect on the Company and no compensation was determined to be excessive.  No other forms of compensation were considered to encourage undue or unwarranted risk.

Board Committees

As noted above, the board of directors of the Company conducts much of its business through committees of the board.  During 2016, the board maintained standing audit and compensation committees.  The independent members of the board of directors functioned as the Company’s nominating committee in 2016 and in connection with nominations for the 2017 annual meeting.

Audit Committee

The Board of Directors maintains and audit committee established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consisted of Directors Siniscalchi (Chair), Bello, Daily, and Paritz during the fiscal year ended December 31, 2016.  Director Daily resigned from the Board on February 2, 2017.   Mr. Bello resigned from the Audit Committee on April 7, 2017.   For 2017, the Audit Committee will consist of Siniscalchi (Chair), Paritz and Blau.   Each member of the audit committee was independent during 2016 under the requirements of NYSE MKT relating to audit committee members, except for Mr. Bello, as set forth above.   The board of directors has determined that each of Messrs. Siniscalchi and Paritz qualifies as an “audit committee financial expert,” as defined under the rules of the Securities and Exchange Commission, or “SEC.”  The audit committee met 10 times in 2016.

The audit committee is governed by a formal charter approved by the board of directors, a current copy of which is available at the Company’s website at www.bonj.net.  The primary duties and responsibilities of the audit committee include:

•                                          the relationship with the Company’s independent registered public accounting firm;

•                                          the review with management and the Company’s independent registered public accounting firm the annual and interim financial statements and other information included in the Company’s earnings releases and annual and quarterly reports filed with the Securities and Exchange Commission;

•                                          the oversight of risks and exposures associated with financial matters, particularly financial reporting, taxes, accounting, disclosure, internal control over financial reporting, financial policies, investment guidelines, and credit and liquidity matters;

•                                          the establishment and maintenance of procedures for receiving, retaining and addressing complaints regarding the Company’s accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•                                          the review and oversight of all related party transactions for potential conflicts of interest situations on an ongoing basis; and

•                                          an annual performance self-evaluation of the committee.

Audit Committee Report

In accordance with SEC regulations, the audit committee has prepared the following report.  As part of its ongoing activities, the audit committee has:

•                                          reviewed and discussed the audited consolidated financial statements of the Company at and for the year ended December 31, 2016, with management;

•                                          discussed with BAKER TILLY VIRCHOW KRAUSE, LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 61, Communications with Audit Committees; and

•                                          received the written disclosures and letter from BAKER TILLY VIRCHOW KRAUSE, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with BAKER TILLY VIRCHOW KRAUSE, LLP such firm’s independence.

Based upon its review and the considerations and discussions referenced above, the audit committee recommended to the board of directors that our audited consolidated financial statements be included in the Company’s annual report on Form 10-K, as filed with the SEC on March 30, 2017.

Submitted by the Audit Committee:

Anthony Siniscalchi, Chair
Michael Bello
Joel P. Paritz

March 28, 2016

The foregoing Audit Committee Report shall not be deemed to be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, notwithstanding any general statement contained in any such filing incorporating this proxy statement by reference, except to the extent the Company incorporates such report by specific reference.

Compensation Committee

During 2016, the compensation committee of the board of directors consisted of Directors Crevani (Chair), Shaari, LoConte, Bello and Blau. Each member of the compensation committee was independent under NYSE MKT corporate governance listing standards applicable to members of compensation committees of smaller reporting companies.  The compensation committee met five times in 2016.  The compensation committee has not adopted a formal charter.  The primary duties of the compensation committee are:

•                                          adopting compensation policy;

•                                          reviewing and evaluating the compensation of the directors and executive officers, and recommending any modification in any such compensation;

•                                          requiring regular salary and benefit surveys comparing the Company with its competitors; and

•                                          approving all changes in the compensation package of executive officers.

Compensation Processes and Procedures

Our board of directors has authorized the compensation committee to set the compensation of our executive officers, although the compensation committee may also make recommendations to our board of directors for determination.  While the committee may seek input from the chief executive officer with respect to the compensation of other executive officers, the committee may not delegate the authority to set the compensation of executive officers.  The Compensation Committee retained a compensation consultant to conduct a compensation CEO Peer Analysis.  Compensation of the chief executive officer is determined by the compensation committee and the chief executive officer may not be present during voting or deliberations.

Nominations and Shareholder Communications

Nomination Process

The board has not designated a nominating committee to consider new director nominees.  The independent members of the Board of Directors have evaluated director nominees, and until the board does designate a nominating committee, the independent members of the board of directors will continue to participate in the evaluation of director nominees.  Incumbent directors are evaluated based primarily on their performance and contributions to the board, while all candidates are evaluated based on their qualifications, skills, and experiences.

Although we have not adopted a formal policy on diversity, the Board considers diversity when selecting candidates for board service. When the Board determines there is a need to fill a director position, we begin to identify qualified individuals for consideration. We seek individuals that possess skill sets that a prospective director will be required to draw upon in order to contribute to the Board, including professional experience, education, and local knowledge. While education and skills are important factors, we also consider how candidates will contribute to the overall balance of the Board, so that we will benefit from directors with different perspectives, varying view points and wide-ranging backgrounds and experiences. We view and define diversity in its broadest sense, which includes gender, ethnicity, education, experience and leadership qualities.

The board of directors will consider director candidates recommended by shareholders.  Any shareholder who wishes to recommend a director candidate for consideration may send notice to Bancorp of New Jersey, Inc., 1365 Palisade Avenue, Fort Lee, New Jersey 07024, Attention: Gerald A. Calabrese, Jr., Chairman of the Board.  The notice should contain the information described in the section titled, “Shareholder Proposals,” on page 26.  The board shall give director candidates recommended by shareholders the same consideration as director candidates recommended by other sources.

Minimum Qualifications

Our bylaws set forth certain minimum qualifications with respect to individuals who may serve on our board of directors.  Generally, a person is not qualified to serve as a director if he or she:

•                                          is under indictment for, or has ever been convicted of, a criminal offense involving dishonesty, breach of trust or money laundering;

•                                          is a person against whom a federal or state bank regulatory agency has issued a cease and desist order for conduct involving an unsafe or unsound practice in conducting the affairs of an insured depository institution, dishonesty, breach of trust, or money laundering, which order is final and not subject to appeal;

•                                          has been found, in a final and un-appealable decision by any federal or state regulatory agency or by any court, to have breached a fiduciary duty involving personal profit, or committed a reckless or willful violation of any law, rule or regulation governing banking, securities, commodities or insurance, or any final cease and desist order issued by a banking, securities, commodities or insurance regulatory agency;

•                                          is a member of a group (within the meaning of section 13(d)(3) of the Exchange Act) which includes a member who would be disqualified from serving as a director of the Company for one of the reasons set forth above; or

•                                          is a party (either directly or through an affiliate) to litigation or an administrative proceeding adverse to the corporation or any subsidiary of the corporation.

Shareholder Communications

Any shareholder who desires to send communications to our board of directors or to individual directors may do so by directing his or her communication to the following address:  Bancorp of New Jersey, Inc., 1365 Palisade Avenue, Fort Lee, New Jersey 07024, Attention: Gerald A. Calabrese, Jr., Chairman of the Board.  All shareholder communications, other than any communications we believe may pose a security risk, will be sent directly to board members.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 12, 2017, certain information concerning the ownership of shares of the common stock by any person who is known by us to own beneficially more than five percent of the issued and outstanding common stock, each director of the Company, each director nominee, each “named executive officer” identified below in the section captioned “Executive Compensation” on page 21, and all directors and executive officers as a group.

Name	Number of Shares Beneficially Owned+	Percentage of Ownership++

Michael Bello(1)	142,162	2.2%
Jay Blau(2)	45,643	*
Albert L. Buzzetti(3)	176,124	2.8%
Gerald A. Calabrese, Jr.(4)	119,646	1.9%
Stephen Crevani(5)	237,111	3.7%
Nancy E. Graves(6)	61,000	1.0%
Michael Lesler(7)	8,150	*
Anthony M. LoConte(8)	564,000	8.8%
Rosario Luppino(9)	221,439	3.5%
Joel P. Paritz(10)	63,152	1.0%
Christopher M. Shaari, MD(11)	102,686	1.6%
Anthony Siniscalchi(12)	84,600	1.3%
Mark Sokolich(13)	79,400	1.2%
Matthew Levinson(14)	1,200	*
Michael Trepicchio(15)	1,200	*

All directors and executive officers as a group (17 persons)	1,914,712	30.1%

*	Less than one percent (1.00%)
+

Any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: voting power, which includes the power to vote, or to direct the voting of, our common stock; and/or, investment power, which includes the power to dispose, or to direct the disposition of, our common stock, is determined to be a beneficial owner of our common stock. All shares are subject to the named person’s sole voting and investment power unless otherwise indicated.

++

Shares beneficially owned include options to purchase shares which are currently exercisable or which will be exercisable within 60 days of April 12, 2017. Percentage calculations are based on 6,357,631 shares outstanding and presume that the identified individual or group exercise all of his, her or their respective warrants and options and that no other holders of warrants or options exercise their warrants or options.

(1)	Includes options to purchase 30,000 shares and a 5,000 share stock award, 1,000 of which remain subject to forfeiture.
(2)	Includes options to purchase 30,000 shares and a 5,000 share stock award, 1,000 of which remain subject to forfeiture.
(3)

Includes options to purchase 30,000 shares, and a 5,000 share stock award, 1,000 of which remain subject to forfeiture, and 1,232 owned by Mr. Buzzetti’s child, 17,505 held in a trust for which Mr. Buzzetti serves as trustee and 45,662 shares held by a limited liability company, with respect to which Mr. Buzzetti has voting and investment power.

(4)	Includes options to purchase 10,000 shares and a 5,000 share stock award, 1,000 of which remain subject to forfeiture.
(5)	Includes 61,603 shares owned by Mr. Crevani’s wife, options to purchase 30,000 shares, and a 1,000 share stock award, of which remain subject to forfeiture.
(6)	Includes options to purchase 20,000 shares and a 30,000 award of shares of restricted stock, 30,000 of which remain subject to forfeiture.
(8)	Includes options to purchase 30,000 shares and a 5,000 share stock award, 1,000 of which remain subject to forfeiture.
(9)	Includes 64,216 shares owned by Mr. Rosario Luppino’s wife, family trusts and a company he controls and 5,000 share stock award, 1,000 of which remain subject to forfeiture.
(10)	Includes options to purchase 30,000 shares and a 5,000 share stock award, 1,000 of which remain subject to forfeiture.
(11)

Includes 43,027 shares owned by a partnership controlled by Dr. Shaari, and 28,600 owned by Dr. Shaari’s wife, options to purchase 30,000 shares, and a 5,000 share stock award, 1,000 of which remain subject to forfeiture.

(12)	Includes options to purchase 30,000 shares and a 5,000 share stock award, 1,000 of which remain subject to forfeiture.
(13)	Includes options to purchase 30,000 shares and a 5,000 share stock award, 1,000 of which remain subject to forfeiture.
(14)	Includes options to purchase 1,200 shares.
(15)	Includes options to purchase 1,200 shares.

EXECUTIVE OFFICERS AND COMPENSATION

Executive Officers

The following table sets forth the name and office of each current executive officer of the Company.  Select biographical information concerning these individuals appears below the table.  The executive officers are appointed to their respective offices annually.

Name	Position
Nancy E. Graves	President and Chief Executive Officer
Matthew Levinson	Senior Vice President and Chief Financial Officer
Guglielmina (Mina) Turelli	Executive Vice President, Chief Risk Officer
Michael Trepicchio	Executive Vice President, Chief Lending Officer
Lori A. Young	Senior Vice President, Retail Banking and HR

Additional information regarding Nancy E. Graves is set forth under the heading “Election of Directors — Continuing Directors — Term Expiring in 2019.

Matthew Levinson, age 47, is currently the Senior Vice President and Chief Financial Officer of the Company and Bank and began his employment with the Company and the Bank in April 2015.    Prior to joining the Bank he was Senior Vice President and Chief Financial Officer of E D & F Man Capital Markets Inc., a global financial brokerage business, from November 2012 through April 2015.  From October 2009 through November 2012, Mr. Levinson was Director of Financial Operations and Chief Financial Officer of ABN AMRO Securities (USA) LLC.   In his current role, Mr. Levinson serves as the principal financial and principal accounting officer of the Company.

Michael Trepicchio, age 47, is currently Executive Vice President, Chief Lending Officer of the Bank and began his employment in April 2016.  Mr. Trepicchio is the former Senior Vice President, Credit Administration executive for Pascack Community Bank and was an integral member of senior management.  He has 25 years in banking, the majority as a commercial lender in Bergen County.  Mr. Trepicchio brings substantial lending relationships and credit experience to this position.

Guglielmina (Mina) Turelli, age 50 is currently the Executive Vice President, Chief Risk Officer of the Company and Bank and began her employment in May 2016.  Ms. Turelli has over 25 years of experience in bank risk management.  Ms. Turelli oversees BSA, Compliance, Audit, Security and serves as an integral member of executive management.   She was Senior Vice President, Compliance Officer with Pascack Community Bank from 2013 — 2016.  She held the position of Bank Secrecy Act / Money Laundering Administrator at ConnectOne Bank, (f/k/a North Jersey Community Bank).  She was employed for 19 years at The Provident Bank where she held the positions of Branch Operations Manager, Corporate Security Assistant, Senior BSA Analyst and Fraud Investigation Supervisor.

Lori A. Young, age 47 is the Senior Vice President, Retail Banking and Human Resources and began her employment with the Bank during May 2016.   Ms. Young has worked in the banking industry for over twenty five years.  She has held various positions with increasing responsibility in many areas of banking including retail banking, branch administration, training and development, and human resources.  Ms. Young worked for more than 18 years in two large community banks in Rockland and Westchester counties in New York. Ms. Young manages retail banking, human resources and is a member of internal ALCO and other management committees.

Executive Compensation

Our principal executive officer during 2016 was Nancy E. Graves, effective as of April 5, 2016.   Michael Lesler served as President and CEO prior to March 18, 2016, the date of his termination.   Our Chairman, Mr. Calabrese served as Interim President and CEO during the period commencing on Mr. Lesler’s resignation and ending effective with Ms. Graves’ appointment.   Other than the foregoing officers, our two most highly compensated executive officers serving at year-end were Michael J. Trepicchio, Executive Vice President, Chief Lending Officer and Matthew Levinson, Senior Vice President and Chief Financial Officer

Ms. Graves, Mr. Trepicchio, Ms. Levinson, Mr. Lesler  and Mr. Calabrese are sometimes referred to as our “named executive officers.”  The following tables and narratives set forth certain information regarding the compensation of our named executive officers.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards (5) ($)	All other compensation ($)	Total ($)
Nancy E. Graves, President & Chief Executive Officer (1)	2016	$272,596		$87,741	$16,278	$376,615
Michael J. Trepicchio, Executive Vice President, Chief Lending Officer (2)	2016	$131,539		$9,922	$7,200	$148,661
Matthew Levinson, Senior Vice President	2016	$225,000	$35,000	$9,922	$18,600	$288,522
and Chief Financial Officer (3)	2015	$159,808			$8,640	$168,448
Gerald A. Calabrese, Jr., Interim President & CEO (4)	2016		$20,000		$28,800	$48,800
Michael Lesler, Former President & CEO	2016	$86,538			$2,700	$89,238
	2015	$375,000	$86,100		$34,223	$495,323

(1)         Nancy E. Graves granted option to purchase 30,000 Shares on April 21, 2016 at the exercise price of $11.23 with a vesting schedule of:  10,000 on Effective Date (April 21, 2016), 10,000 on first anniversary and 10,000 on the second anniversary.

(2)         Mr. Trepicchio commenced employment on April 29, 2016, and his salary reflects the amount earned from this date until December 31, 2016.

(3)         Mr. Levinson commenced employment on April 13, 2015, and his salary reflects the amount earned from this date until December 31, 2015.

(4)         Mr. Calabrese undertook the responsibility of interim president and chief executive officer without salary.   In recognition of his efforts, the Board granted Mr. Calabrese a $20,000 bonus.  Mr. Calabrese also earned $28,800 in Board fees.

(5)         The 2016 amounts indicated represent the dollar amount recognized for financial statement reporting purposes in accordance with FASB ASC Topic 718. The fair value of each option granted is estimated on the date of grant using the Black-Scholes option pricing model.

Graves Agreements

2016 Agreements

During 2016, Ms. Graves and the Bank were parties to an employment agreement and a change of control agreement, each dated April 5, 2016 (the “2016 Agreements”).  The employment agreement was for an initial term of one year, and was subject to automatic one-year renewal terms and early termination.  Under the agreement, Ms. Graves was entitled to a base salary of three hundred seventy five thousand ($375,000), subject to annual review and potential increase, discretionary and/or performance-

based annual cash incentive/bonus payments as authorized by the board of directors or compensation committee of the Company or the Bank, and to participate in the equity compensation plans maintained by the Company from time to time.  Ms. Graves’s cash bonus for the 2016 fiscal year was $100,000.    Ms. Graves was also entitled to a monthly car allowance, reimbursement of reasonable business expenses and to participate in the benefit plans offered to the Bank’s employees, generally, such as medical insurance, group term life insurance and a 401(k) plan.

In the event that Ms. Graves had been terminated without cause, as defined in the 2016  employment agreement, and prior to a transaction that constitutes a “change of control” under the change of control agreement, subject to her compliance with the 2016 employment agreement, she would have been entitled to receive severance pay equal to her base salary through the expiration of the then-current term.  In all other termination events, she was only entitled to compensation through her date of termination.  The employment agreement includes non-compete, non-solicitation and confidentiality provisions, as well as a compensation clawback provision.

Under the change of control agreement, upon a “change of control”, as provided in the agreement and provided that Ms. Graves was employed by the Bank on the date of such event, Ms. Graves would have been entitled to a bonus payment equal to one-half of her then-current base salary, multiplied by her number of full years of employment with the Bank, subject to a minimum of one-half her annual base salary rate in effect at the time of the change of control and a maximum equal to the amount she could receive, together with other payments and benefits, without incurring the excise tax applicable to excess parachute payments.

2017 Agreement

On March 23, 2017, the Company and the Bank entered into an Amended and Restated Employment Agreement (the “2017 Agreement”) with Ms. Graves, the President and Chief Executive Officer of the Company and the Bank.  The 2017 Agreement amends and restates in their entirety the 2016 Agreements above.   The 2017 Agreement has an initial term of three years, provided that the term shall be extended for an additional year on the first anniversary of the 2017 Agreement and on each anniversary thereafter, unless either the Company and the Bank or Ms. Graves delivers written notice to the other party not less than 90 days prior to the applicable anniversary.

Ms. Graves is entitled to a base salary of $450,000, subject to annual review and potential increase, discretionary and/or performance-based annual cash incentive/bonus payments as authorized by the board of directors or compensation committee of the Company, and to participate in the equity compensation plans maintained by the Company from time to time.  Ms. Graves’ cash bonus for the 2017 fiscal year shall not exceed $150,000.  Ms. Graves is also entitled to a reimbursement of reasonable business expenses and to participate in the benefit plans offered to the Bank’s employees, generally, such as medical insurance, group term life insurance and a 401(k) plan.  Ms. Graves is also eligible to participate in the Company’s long-term equity incentive program and pursuant to the 2017 Agreement was granted an award of 30,000 shares of the Company’s restricted stock, with one-third vesting annually on December 31, 2017, 2018, and 2019, respectively.

The 2017 Agreement contemplates termination in various circumstances.  In the event of termination by the Company and the Bank as a result of Ms. Graves’ disability, as defined in the agreement, the Company’s will pay to Ms. Graves any bonus or other short-term incentive compensation earned, but not yet paid, and cause any unvested portion of the restricted stock award referenced above to become fully vested.   In the event Ms. Graves is terminated other than for cause, as defined in the agreement, or if she resigns for good reason, as also defined in the agreement,  she will be entitled to receive severance pay equal the aggregate of  her then current base salary plus the average of her last two year’s annual bonus(es), multiplied by two.  In addition, Company and the Bank will pay an amount towards Ms. Graves’ monthly COBRA premiums in an amount equal to the amount the Company was paying immediately prior to termination for one year.  If Ms. Graves is terminated for cause, she shall not be entitled to any further compensation pursuant to the 2017 Agreement.

The 2017 Agreement includes non-compete, non-solicitation and confidentiality provisions, as well as a compensation clawback provision.

If Ms. Graves’ employment is terminated without cause or if she resigns for Good Reason, in each case within one year after a Change in Control, as defined in the 2017 Agreement, then she shall receive her a single lump sum amount equal to 299% of the sum of (A) her current rate of annual base salary in effect immediately preceding such termination and (B) the average of her last two years’ annual bonus(es).  In addition, the Company will pay an amount towards Ms. Graves’ monthly COBRA premiums in an amount equal to what the Company was paying immediately prior to termination for one year. These payments are subject to reduction in the event they would constitute an “excess parachute payment” within the meaning of Section 280G of the Internal Revenue Code and be subject to the excise tax imposed by Section 4999 of the Internal revenue Code.

Outstanding Equity Awards at December 31, 2016

The following table sets forth, for each of the Named Officers, information regarding outstanding stock options and stock awards at December 31, 2016.

	Option Awards					Stock Awards
	Number of securities underlying unexercised options (#)	Number of securities underlying unexercised options (#) un-	Equity incentive plan awards: Number of securities underlying unexercised unearned options	Option exercise price	Option expiration date	Number of shares or units of stock that have not vested*	Market value of shares or units of stock that have not vested
Name	exerciseable	exerciseable	(#)	($)	(#)	(#)	($)
Nancy E. Graves	10,000	20,000		11.23	4/21/2026
Michael J. Trepicchio	1,200	2,400		11.17	2/1/2026
Matthew Levinson	1,200	2,400		11.17	2/1/2026
Gerald A. Calabrese, Jr.	10,000			11.50	12/1/2017	2,000	27,000
Michael Lesler

*                 1,000 of the shares subject to each award became nonforfeitable on March 6, 2017 and the remaining unvested stock will become nonforfeitable on March 5, 2018.  Any shares that remain subject to forfeiture at the time of a change in control will become vested immediately prior to the change in control, provided in each case, that the recipient has remained in continuous service to the Company through the applicable vesting date.  Market value is based on closing price of $13.50 per share of our common stock on December 30, 2016.

Director Compensation

The following table sets forth certain information concerning the compensation of our directors for our fiscal year ended December 31, 2016.

2016 Director Compensation
	Fees earned or paid in cash	Total
Name	($)	($)

Michael Bello	25,100	25,100
Jay Blau	26,700	26,700
Albert L. Buzzetti	48,300	48,300
Stephen Crevani	20,000	20,000
John K. Daily (1)	24,700	24,700
Anthony M. LoConte	24,700	24,700
Carmelo Luppino, Jr. (1)	15,400	15,400
Rosario Luppino	25,800	25,800
Joel P. Paritz	32,000	32,000
Christopher M. Shaari, MD	16,100	16,100
Anthony Siniscalchi	26,500	26,500
Mark Sokolich	24,300	24,300
Diane Spinner (1)	25,000	25,000

(1)  Directors Spinner, Luppino, and Daily ceased to serve on the Board of Directors as of January 6, 2017, January 13, 2017, and February 2, 2017, respectively.

At December 31, 2016, each non-employee director other than Mr. Calabrese, Mr. Carmelo Luppino, Jr., and Mr. Rosario Luppino had 30,000 options outstanding, 20,000 of which were granted in October, 2007, are fully vested and expire on 10/1/2017, and 10,000 of which were granted in December, 2007, vest over 5 years and expire on 12/1/2017.  At December 31, 2015, Mr. Calabrese had 10,000 options outstanding, all of which were granted in December, 2007, vested over 5 years, and expire on 12/1/2017.  At December 31, 2014, Mr. Rosario Luppino had no options outstanding as he exercised all available options during 2014.  All options granted to directors have an exercise price of $11.50 per option.  At December 31, 2016, each non-employee director held 2,000 shares of our common stock in respect of unvested stock awards.

During 2016, non-employee directors received a $5,000.00 retainer, plus $800.00 per each attendance at board meetings and $500.00 for each attendance at committee meetings.  On March 5, 2013, the board, upon the recommendation of its compensation committee, approved awards of restricted stock under the 2011 Equity Incentive Plan, the “Plan,” for each of the non-employee directors of the Company.  Twenty percent of the shares subject to the awards became nonforfeitable on March 5, 2014 and will become nonforfeitable annually through March 5, 2018, and any shares that remain subject to forfeiture at the time of a change in control will become vested immediately prior to the change of control, provided, in each case, that the recipient has remained in continuous service to the Company through the applicable vesting date.  Each of the recipients shall be entitled to vote the shares and receive any dividends or distributions with respect to the shares during the vesting period.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Bank has made, and expects to continue to make, loans in the future to our directors and executive officers and their family members, and to firms, corporations, and other entities in which they and their family members maintain interests.  All such loans require the prior approval of our board of directors.  None of such loans are, as of the date of this proxy statement, or were at December 31, 2016, nonaccrual, past due, restructured or potential problems, and all of such loans were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Company or the Bank and did not involve more than the normal risk of collectability or present other unfavorable features.

In April 2011, the Bank entered into a lease agreement with a limited liability company managed and wholly owned by our director, Gerald A. Calabrese, Jr.  The lease is for the Bank branch located at 354 Palisade Avenue, Cliffside Park, New Jersey, and term commenced January 2012.  The lease is for an initial term of five years at a base rent of $13,333 per month, or $799,980 in the aggregate, plus real estate taxes and common area maintenance.  On August 1, 2016 the Bank exercised its first option to renew for a five year term ending on July 31, 2021.  The base rent is $15,000 per month, plus real estate taxes and common area maintenance. The total base rent paid by the Bank to this entity in 2016 was approximately $168,331.

In July 2012 and January 2014, the Bank entered into two lease agreements with EC Acquisition, LLC and EC Acquisition II, LLC both indirectly managed by our director, Anthony M. LoConte, Jr., and in which he and members of his immediately family indirectly hold all of the economic interest.  The lease is for our new Bank corporate headquarters located at 750 East Palisade Avenue, Englewood Cliffs, New Jersey, which we expect to open later this year.  The leases both have an initial term of five years at a combined base rent of $22,916 per month, or $1,375,000 in the aggregate, plus real estate taxes.  The total base rent paid by the Bank to these entities in 2016 was approximately $275,000.  In 2017, the properties were sold to an unaffiliated third party.

During 2016, Albert Buzzetti & Associates, L.L.C., a law firm of which our director, Albert L. Buzzetti, is an owner and managing partner, and a law firm of which our director, Mark Sokolich was an owner and managing partner, and Mark Sokolich, Esq., acted as the Bank’s counsel on several loan closings.  The cost of such work was reimbursed by the respective loan customers.  Amounts paid in 2016 to Mr. Buzzetti totaled approximately $78,423, and amounts paid to Mr. Sokolich in 2016 totaled approximately $80,050.  Additionally, these parties have acted as legal counsel to the Bank on several other matters. The total amount paid to these parties for legal fees for matters other than loan closings was approximately $1,770 to Mr. Buzzetti  and $4,874 to Mr. Sokolich.  Albert Buzzetti & Associates, L.L.C. and Mark Sokolich, Esq. are continuing to provide similar services in 2017.

Except as described above, there were no transactions since January 1, 2016, and there are no currently proposed transactions, in which we were or are to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest.

CODE OF ETHICS

We have adopted a code of conduct and ethics that applies to our directors and executive officers, including our principal executive officer, principal financial officer, principal accounting officer and other senior financial officers.  Our code of conduct and ethics is available under the heading, “Corporate Governance,” at our Internet website, www.bonj.net.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers and directors and persons who own more than ten percent of a registered class of the Company’s equity securities (“ten-percent holders”) to file reports of ownership and changes in ownership with the SEC.  Officers, directors and ten-percent holders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.  To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company and representations that no other reports were required, during the fiscal year ended December 31, 2016, each of the Company’s officers, directors, and greater than ten-percent holders complied with all Section 16(a) filing requirements applicable to him or her.

SHAREHOLDER PROPOSALS

Nominations of persons for election to the board of directors and the proposal of business to be considered by the shareholders at an annual meeting of shareholders may be made by any shareholder of the Company who was a shareholder of record at the time of the notice for the annual meeting, who is entitled to vote at the annual meeting, and who complies with the notice procedures set forth in our bylaws.

For director nominations or other proposals to be properly brought before the 2017 annual meeting by a shareholder, the shareholder must give written notice to the Secretary of the Company at Bancorp of New Jersey, Inc., 1365 Palisade Avenue, Fort Lee, New Jersey 07024, by December 27, 2017, and any proposal other than a director nomination must be a proper matter for shareholder action, and not otherwise excludable under the rules and regulations of the SEC.  In order for a shareholder proposal other than a director nomination to be included in the Company’s proxy statement for the 2018 annual meeting of shareholders, in addition to meeting all of the requirements set forth in our bylaws, and all requirements of applicable securities laws, the Company must receive the proposal by December 15, 2017.

A shareholder’s notice shall set forth (i) as to each person whom the shareholder proposes to nominate for election or reelection as a member of the board of directors: (1) all information relating to such person that is required to be disclosed in solicitations of proxies for election of members of the board of directors in an election contest or is otherwise required pursuant to Regulation 14A under the Exchange Act, (2) a description of any arrangements or understandings among the shareholder and each such person and any other person with respect to such nomination, and (3) the consent of each such person to being named in the proxy statement as a nominee and to serving as a member of the board of directors if so elected; (ii) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (1) the name and address of such shareholder, as they appear on the corporation’s books, and of such beneficial owner; (2) the class and number of shares of the corporation which are owned beneficially and of record by such shareholder and such beneficial owner; and (3) a representation that such shareholder and beneficial owner intend to appear in person or by proxy at the meeting.

REPORTS AND OTHER DOCUMENTS

Annual Report

A copy of the Company’s 2016 Annual Report to Shareholders accompanies this proxy statement.  On written request, we will provide, without charge, a copy of our Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the SEC (including a list briefly describing the exhibits thereto), to any record holder or beneficial owner of common stock on April 12, 2017, the record date for the annual meeting, or to any person who subsequently becomes such a record holder or beneficial owner.  Additionally, our proxy statement, annual report to shareholders, and proxy card are available on our website at www.bonj.net.  Requests should be directed to the attention of the Secretary of the Company at Bancorp of New Jersey, Inc., 1365 Palisade Avenue, Fort Lee, New Jersey 07024.

Security Holders Sharing an Address

Only one copy of this proxy statement and the accompanying 2016 Annual Report to Shareholders is being delivered to multiple shareholders sharing an address unless we have previously received contrary instructions from one or more of such shareholders.  On written or oral request to the Secretary of the Company at Bancorp of New Jersey, Inc., 1365 Palisade Avenue, Fort Lee, New Jersey 07024, (201) 944-8600, we will deliver promptly a separate copy of this proxy statement and the accompanying 2016 Annual Report to Shareholders to a shareholder at a shared address to which a single copy of the documents was delivered.  Shareholders sharing an address who wish, in the future, to receive separate copies or a single copy of our proxy statements and annual reports should provide written or oral notice to the Secretary of the Company at the address and telephone number set forth above.

BY ORDER OF THE BOARD OF DIRECTORS

JODI A. ERSALESI
Secretary

Exhibit “A”

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION

OF

BANCORP OF NEW JERSEY, INC.

To:          Division of Revenue

State of New Jersey

In accordance with the provisions of Section 14A:9-2(4) of the New Jersey Business Corporation Act, the undersigned Corporation executes the following Certificate of Amendment to the Certificate of Incorporation:

1.             The name of the Corporation is Bancorp of New Jersey, Inc.,

2.             Article 4 of the Certificate of Incorporation is amended and restated in its entirety to read as follow

(A)           The total authorized capital stock of the Corporation shall be 22,500,000 shares, consisting of 20,000,000 shares of Common Stock and 2,500,000 shares of Preferred Stock which may be issued in one or more classes or series.  The shares of Common Stock and the shares of Preferred Stock of each class or series shall be without nominal or par value, except that the amendment authorizing the initial issuance of any class or series of Preferred Stock, adopted by the Board of Directors as provided herein, may provide that shares of any class or series shall have a specified par value per share, in which event all of the shares of such class or series shall have the par value per share so specified.

(B)           The Board of Directors of the Corporation is expressly authorized from time to time to adopt and to cause to be executed and filed without further approval of the shareholders, amendments to this Certificate of Incorporation authorizing the issuance of one or more classes or series of  Preferred Stock for such consideration as the Board of Directors may fix.  In an amendment authorizing any class or series of Preferred Stock, the Board of Directors is expressly authorized to determine:

(1)           The distinctive designation of the class or series and the number of shares which will constitute the class or series, which number may be increased or decreased (but not below the number of shares then outstanding in that class or above the total shares authorized herein) from time to time by action of the Board of Directors;

(2)           The dividend rate of the class or series, whether dividends will be cumulative, and, if so, from what date or dates;

(3)           The price or prices at which, and the terms and conditions on which, the shares of the class or series may be redeemed at the option of the Corporation;

(4)           Whether or not the shares of the class or series will be entitled to the benefit of a retirement or sinking fund to be applied to the purchase or redemption of such shares and, if so entitled, the amount of such fund and the terms and provisions relative to the operation thereof;

(5)           Whether or not the shares of the class or series will be convertible into, or exchangeable for, any other shares of stock of the Corporation or other securities, and if so convertible or exchangeable, the conversion price or prices, or the rates of exchange, and any adjustments thereof, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

(6)           The rights of the shares of the class or series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

(7)           Whether or not the shares of the class or series will have priority over, parity with, or be junior to the shares of any other class or series in any respect, whether or not the shares of the class or series will be entitled to the benefit of limitations restricting the issuance of shares of any other class or series having priority over or on parity with the shares of such class or series and whether or not the shares of the class or series are entitled to restrictions on the payment of dividends on, the making of other distributions in respect of, and the purchase or redemption of shares of any other class or series of Preferred Stock and/or Common Stock ranking junior to the shares of the class or series;

(8)           Whether the class or series will have voting rights, in addition to any voting rights provided by law, and if so, the terms of such voting rights; and

(9)           Any other preferences, qualifications, privileges, options and other relative or special rights and limitations of that class or series.”

3.             This Amendment to the Certificate of Incorporation was duly adopted by the shareholders of the Corporation on the 25th day of May 2017.

4.             The total number of shares entitled to vote on this Amendment to the Certificate of Incorporation is 6,357,631.

5.             The number of shares voting for and against such Amendments to the Certificate of Incorporation are as follows:

	Number of Shares Voting	Number of Shares Voting	Number of Shares
Article	For the Amendment	Against the Amendment	Abstaining

4

IN WITNESS WHEREOF, I, Nancy E. Graves, President and Chief Executive Officer, have signed this Certificate of Amendment to the Certificate of Incorporation on the    day of May 2017.

BANCORP OF NEW JERSEY, INC.

By:
Nancy E. Graves
President and Chief Executive Officer

ANNUAL MEETING OF SHAREHOLDERS OF BANCORP OF NEW JERSEY, May 25, 2017 INC. INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PMEDTthe day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. INPERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet or telephone. 20433000000000001000 4 052517 company's independent registered public accounting firm for the fiscal O Mark Sokolich FOR ALL NOMINEES changes to the registered name(s) on the account may not be submitted via Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. Election of four directors of Bancorp of New Jersey, Inc., each to hold office until the 2020 annual meeting of shareholders and until his successor is elected and qualifies. NOMINEES: FOR ALL NOMINEESO Joel P. Paritz O Christopher M. Shaari, M.D. WITHHOLD AUTHORITYO Anthony Siniscalchi FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN 2. To approve, an Amendment to the Company’s Certificate of Incorporation to provide for 2,500,000 shares of series preferred stock 3. Ratification of the appointment of Baker Tilly Virchow Krause, LLP as the year ending December 31, 2017. This proxy may be revoked at any time before it is voted by delivering to the secretary of Bancorp of New Jersey, Inc. on or before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of Bancorp of New Jersey, Inc. common stock, or by attending the annual meeting and voting in person. Attendance at the annual meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of terminated and of no further force and effect. The undersigned acknowledges receipt from Bancorp of New Jersey, Inc. prior to the execution of this proxy, of the Notice of Annual Meeting scheduled to be held on May 25, 2017, the Proxy Statement dated on or about April 26, 2017, and Bancorp of New Jersey, Inc.'s 2016 Annual Report. If any other business is presented at such meeting, including any motion to adjourn or postpone the meeting, for the purpose of soliciting additional proxies of for any other reason, or other matters incidental to the conduct of the meeting or otherwise, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the board of directors knows of no other business to be presented at the meeting. Please mark here if you plan to attend the annual meeting. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that this method. Signature of Shareholder Date: Signature of ShareholderDate: NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement, Annual Report and Proxy Card are available at www.bonj.net COMPANY NUMBER ACCOUNT NUMBER PROXY VOTING INSTRUCTIONS

- 0 BANCORP OF NEW JERSEY, INC. REVOCABLE PROXY FOR ANNUAL MEETING OF SHAREHOLDERS MAY 25, 2017 Solicited on behalf of the Board of Directors The undersigned hereby appoints Jodi A. Ersalesi and Matthew J. Levinson, and each of them, with full power of substitution, to vote, as designated below, all the shares of Bancorp of New Jersey, Inc. common stock held of record by the undersigned at the close of business on April 12, 2017, at the annual meeting of shareholders, to be held May 25, 2017, and at any and all adjournments or postponements thereof. The undersigned hereby revokes any and all earlier dated proxies with respect to such annual meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR the election of each of board's director nominees, FOR the proposal to approve, an Amendment to the Company’s Certificate of Incorporation to provide for 2,500,000 shares of series preferred stock and FOR ratification of the appointment of Baker Tilly Virchow Krause, LLP. The board of directors recommends a vote FOR each of its director nominees, a vote FOR the proposal to approve, an Amendment to the Company’s Certificate of Incorporation to provide for 2,500,000 shares of series preferred stock, and FOR the ratification of the appointment of Baker Tilly Virchow Krause, LLP. (Continued and to be signed on the reverse side) 14475 1.1

ANNUAL MEETING OF SHAREHOLDERS OF BANCORP OF NEW JERSEY, INC. May 25, 2017 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement, Annual Report and Proxy Card are available at www.bonj.net Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20433000000000001000 4 052517 company's independent registered public accounting firm for the fiscal O Mark Sokolich FOR ALL NOMINEES changes to the registered name(s) on the account may not be submitted via Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. Election of four directors of Bancorp of New Jersey, Inc., each to hold office until the 2020 annual meeting of shareholders and until his successor is elected and qualifies. NOMINEES: FOR ALL NOMINEESO Joel P. Paritz O Christopher M. Shaari, M.D. WITHHOLD AUTHORITYO Anthony Siniscalchi FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN 2. To approve, an Amendment to the Company’s Certificate of Incorporation to provide for 2,500,000 shares of series preferred stock 3. Ratification of the appointment of Baker Tilly Virchow Krause, LLP as the year ending December 31, 2017. This proxy may be revoked at any time before it is voted by delivering to the secretary of Bancorp of New Jersey, Inc. on or before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of Bancorp of New Jersey, Inc. common stock, or by attending the annual meeting and voting in person. Attendance at the annual meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of terminated and of no further force and effect. The undersigned acknowledges receipt from Bancorp of New Jersey, Inc. prior to the execution of this proxy, of the Notice of Annual Meeting scheduled to be held on May 25, 2017, the Proxy Statement dated on or about April 26, 2017, and Bancorp of New Jersey, Inc.'s 2016 Annual Report. If any other business is presented at such meeting, including any motion to adjourn or postpone the meeting, for the purpose of soliciting additional proxies of for any other reason, or other matters incidental to the conduct of the meeting or otherwise, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the board of directors knows of no other business to be presented at the meeting. Please mark here if you plan to attend the annual meeting. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that this method. Signature of Stockholder Date: Signature of StockholderDate: